Exhibit 99.1

InfoSpace Announces Second Quarter Results

BELLEVUE, Wash., August 2, 2010 (BUSINESS WIRE) — InfoSpace, Inc. (NASDAQ: INSP) today announced financial results for the second quarter ended June 30, 2010.

Revenues for the second quarter of 2010 were $59.4 million, reflecting an increase of $15.6 million or 36 percent from the second quarter of 2009. Net income for the second quarter of 2010 was $0.7 million, or $0.02 per diluted share, compared to net income of $2.9 million, or $0.08 per diluted share, for the second quarter of 2009.

Cash, cash equivalents, and marketable securities as of June 30, 2010 totaled $223.4 million. At the end of the quarter, the Company had no debt obligations.

Adjusted EBITDA, as defined below, was $10.6 million for the second quarter of 2010, compared to $5.4 million for the second quarter of 2009.

“InfoSpace achieved solid results in the second quarter, with good performance from our search and e-commerce businesses,” said Will Lansing, president and chief executive officer of InfoSpace. “Additionally, we are pleased with the performance of our recent acquisitions of Mercantila and Make The Web Better and we continue to look for strategic opportunities to increase shareholder value.”

Second Quarter Segment Information

During the second quarter of 2010, the Company acquired Mercantila’s e-commerce business. As a result of the acquisition, the Company has changed its reporting to reflect how it measures the operating performance of its combined business. The Company will now report two segments: Core and E-Commerce. The Core segment reflects all businesses operated by InfoSpace prior to the acquisition of Mercantila. The E-Commerce segment represents the Mercantila business.

Core

Core revenue was $52.4 million in the second quarter of 2010, an increase of $8.6 million or 20 percent from the second quarter of 2009. Core income was $11.3 million for the second quarter of 2010, of which $7.1 million was contributed by Make The Web Better.

E-Commerce

E-Commerce revenue was $7.0 million in the second quarter of 2010. E-Commerce loss was $0.7 million or 12 percent of E-Commerce revenue.

Third Quarter Outlook

For the third quarter of 2010, the Company expects revenues to be between $61 million and $65 million, Adjusted EBITDA to be between $7 million and $8 million, and net income to be between $0.5 million and $1.5 million, or $0.01 and $0.04 per diluted share.

Conference Call and Webcast

A conference call will be held today at 2 p.m. Pacific time / 5 p.m. Eastern time. The live webcast can be accessed in the Investor Relations section of the InfoSpace corporate website, at http://www.infospaceinc.com.

Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, loss (gain) on investments, and other loss (income), net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited).

InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. A table reconciling the Company’s Adjusted EBITDA to net income (loss), which the Company’s management believes to be the most comparable GAAP measure, accompanies the preliminary condensed consolidated financial statements in this release. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

About InfoSpace, Inc.

InfoSpace, Inc., a leading developer of metasearch products, is focused on bringing the best of the Web to Internet users. InfoSpace’s proprietary metasearch technology combines the top results from several of the largest online search engines, providing fast and comprehensive search results. InfoSpace sites include Dogpile® (www.dogpile.com), DoGreatGood™ (www.dogreatgood.com), InfoSpace.com® (www.infospace.com), MetaCrawler® (www.metacrawler.com), WebCrawler® (www.webcrawler.com), and WebFetch® (www.webfetch.com). InfoSpace’s metasearch technology is also available on nearly 100 partner sites, including content, community, and connectivity sites. In addition, the Company operates an e-commerce channel that includes a collection of more than 200 specialty retail stores under the Mercantila® (www.mercantila.com) brand; a competitive shopping site, Haggle™ (www.haggle.com); and an innovative online search engine optimization tool, WebPosition® (www.webposition.com). More information may be found at www.infospaceinc.com.

InfoSpace.com, InfoSpace, Dogpile, DoGreatGood, MetaCrawler, WebCrawler, WebFetch, Haggle, Mercantila, and other marks are trademarks of InfoSpace, Inc. The names of other companies and products mentioned herein may be the trademarks of their respective owners.

###

Investor Contact:

Stacy Ybarra, InfoSpace

(425) 709-8127

stacy.ybarra@infospace.com

This release contains forward-looking statements relating to InfoSpace, Inc.’s operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words “will,” “believe,” “expect,” “intend,” “anticipate,” and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward looking. Forward-looking statements include, without limitation: our expectation that we will continue to look for strategic opportunities to increase shareholder value; statements regarding our expectations for our financial performance; and results of operations for the third quarter of 2010. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect InfoSpace’s actual results include, but are not limited to, the completion of the review of our financial statements for the second quarter of 2010; general economic, industry, and market sector conditions; the progress and costs of the development of our products and services; the timing and extent of market acceptance of those products and services; our dependence on companies to distribute our products and services; the ability to successfully integrate acquired businesses; the successful execution of the Company’s strategic initiatives, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in InfoSpace’s most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q as filed from time to time, in the section entitled “Risk Factors”

and elsewhere in such documents. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenues:
Services	$52,363	$43,763	$114,136	$82,833
Product	7,039	—	7,039	—

Total revenues	59,402	43,763	121,175	82,833

Cost of sales:
Services(1)	29,142	26,763	72,701	49,590
Product	5,958	—	5,958	—

Total cost of sales	35,100	26,763	78,659	49,590

Gross profit	24,302	17,000	42,516	33,243

Expenses and other income:
Engineering and technology (1)	2,803	2,454	4,709	4,770
Sales and marketing (1)	8,852	5,137	15,334	12,085
General and administrative (1)	6,907	6,397	13,662	12,639
Depreciation	823	846	1,643	1,673
Amortization of other intangible assets	40	—	40	—
Loss (gain) on investments, net (2)	—	(335)	—	5,016
Other loss (income), net (3)	3,522	(466)	3,659	(1,073)

Total expenses and other income	22,947	14,033	39,047	35,110

Income (loss) before income taxes	1,355	2,967	3,469	(1,867)
Income tax expense	(685)	(82)	(1,255)	(283)

Net income (loss)	$670	$2,885	$2,214	$(2,150)

Earnings (loss) per share - Basic	$0.02	$0.08	$0.06	$(0.06)

Earnings (loss) per share - Diluted	$0.02	$0.08	$0.06	$(0.06)

Weighted average shares outstanding used in computing basic income (loss) per share	35,751	35,044	35,609	34,949

Weighted average shares outstanding used in computing diluted income (loss) per share	37,353	35,069	37,207	34,949

(1) Stock-based compensation expense for the three and six months ended June 30, 2010 and 2009 is allocated among the following captions (in thousands):

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Cost of sales - services	$145	$60	$253	$206
Engineering and technology	672	23	883	355
Sales and marketing	1,204	86	1,683	454
General and administrative	1,938	1,220	3,420	2,425

Total stock-based compensation expense	$3,959	$1,389	$6,239	$3,440

(2)

In the three and six months ended June 30, 2009, the Company recorded a gain of $0.3 million and net other-than-temporary impairment charges of $5.0 million, respectively, relating to the auction rate securities investments that it held.

(3)

In the three and six months ended June 30, 2010, the Company recorded a $3.5 million charge as a result of the increase in the estimated fair value of a contingent liability related to operation of the assets acquired on April 1, 2010 from Make The Web Better.

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	June 30, 2010	December 31, 2009
ASSETS

Current assets:
Cash and cash equivalents	$55,131	$83,750
Short-term investments, available-for-sale	168,224	142,647
Accounts receivable, net	20,079	28,466
Other receivables	3,807	2,953
Prepaid expenses and other current assets	3,263	2,526

Total current assets	250,504	260,342
Property and equipment, net	9,595	12,315
Goodwill	69,878	44,815
Other intangible assets, net	1,705	457
Other long-term assets	4,001	4,287

Total assets	$335,683	$322,216

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,318	$6,736
Accrued expenses and other current liabilities	37,801	34,131

Total current liabilities	45,119	40,867
Other long-term liabilities	1,304	1,514

Total liabilities	46,423	42,381

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,310,926	1,303,667
Accumulated deficit	(1,022,962)	(1,025,176)
Accumulated other comprehensive income	1,292	1,340

Total stockholders’ equity	289,260	279,835

Total liabilities and stockholders’ equity	$335,683	$322,216

Summary of cash, cash equivalents, and short-term investments:
Cash and cash equivalents	$55,131	$83,750
Short-term investments, available-for-sale	168,224	142,647

Cash, cash equivalents, and short-term investments	$223,355	$226,397

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Six months ended
	June 30, 2010	June 30, 2009
Operating activities:
Net income (loss)	$2,214	$(2,150)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on investments, net	—	5,016
Stock-based compensation	6,239	3,440
Depreciation and amortization of intangible assets	3,527	3,622
Deferred income taxes	—	186
Excess tax benefits from stock-based award activity	(1,097)	—
Amortization of premium on investments, net	942	17
Loss on disposal of assets	544	613
Other	(6)	(10)
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	9,042	(2,757)
Notes and other receivables	(33)	(1,097)
Prepaid expenses and other current assets	255	(823)
Other long-term assets	285	247
Accounts payable	(3,626)	(1,200)
Accrued expenses and other current and long-term liabilities	(4,111)	4,839

Net cash provided by operating activities	14,175	9,943

Investing activities:
Business acquisitions, net of cash acquired	(15,985)	(395)
Purchases of property and equipment	(997)	(1,448)
Other long-term assets	—	104
Proceeds from the sale of assets	306	320
Proceeds from sales and maturities of investments	115,460	43,700
Purchases of investments	(141,841)	(38,144)

Net cash provided (used) by investing activities	(43,057)	4,137

Financing activities:
Proceeds from stock option exercises and issuance of stock through employee stock purchase plan	1,840	252
Repayment of capital lease obligations	(291)	(93)
Tax payments from shares withheld upon vesting of restricted stock units	(2,383)	—
Excess tax benefits from stock-based award activity	1,097	—

Net cash provided by financing activities	263	159

Net increase (decrease) in cash and cash equivalents	(28,619)	14,239

Cash and cash equivalents:
Beginning of period	83,750	49,936

End of period	$55,131	$64,175

InfoSpace, Inc.

Preliminary Segment Information

(Unaudited)

(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Core:
Revenue	$52,363	$43,763	$114,136	$82,833
Cost of sales (1)	26,627	24,310	67,750	44,687
Operating expenses	14,430	14,087	28,786	29,008

Core income	11,306	5,366	17,600	9,138
E-Commerce:
Revenue	7,039	—	7,039	—
Cost of sales	5,958	—	5,958	—
Operating expenses	1,787	—	1,787	—

E-Commerce loss	(706)	—	(706)	—
Total:
Total revenue	59,402	43,763	121,175	82,833
Total cost of sales	32,585	24,310	73,708	44,687
Total segment operating expenses	16,217	14,087	30,573	29,008

Total segment income	10,600	5,366	16,894	9,138
Corporate:
Stock-based compensation	3,959	1,389	6,239	3,440
Depreciation	1,676	1,795	3,391	3,606
Amortization of other intangible assets	88	16	136	16
Loss (gain) on investments, net	—	(335)	—	5,016
Other loss (income), net	3,522	(466)	3,659	(1,073)
Income tax expense	685	82	1,255	283

Net income (loss)	$670	$2,885	$2,214	$(2,150)

For each of the business segments, Core and E-Commerce, the financial information above is used by the Company’s chief operating decision maker.

(1)

Amounts do not include allocations for certain costs including amortization of acquired technology that supports Core segment services, and certain costs associated with the operation of the Company’s data centers that serve its search business, including depreciation, personnel expenses, bandwidth costs, and payment processing fees for customer transactions.

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss) (2)	$670	$2,885	$2,214	$(2,150)
Depreciation and amortization of intangible assets	1,764	1,811	3,527	3,622
Stock-based compensation	3,959	1,389	6,239	3,440
Loss (gain) on investments, net	—	(335)	—	5,016
Other loss (income), net (3)	3,522	(466)	3,659	(1,073)
Income tax expense	685	82	1,255	283

Adjusted EBITDA	$10,600	$5,366	$16,894	$9,138

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the three months ending September 30, 2010
Net income	$500	$1,500
Depreciation and amortization of intangible assets	1,900	1,900
Stock-based compensation	3,800	3,800
Other income, net (3)	(100)	(100)
Income tax expense	900	900

Adjusted EBITDA	$7,000	$8,000

(1)

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, loss (gain) on investments, and other loss (income), net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3)

Other loss (income), net, primarily consists of adjustments to the fair values of contingent liabilities related to business combinations, interest income, gains or losses from the disposal of assets, and foreign currency transaction gains or losses.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations

(Unaudited)

(Amounts in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009	March 31, 2010
Services revenue	$39,070	$43,763	$54,356	$70,457	$207,646	$61,773
Cost of services sales (1)	22,823	26,763	36,577	50,456	136,619	43,559

Gross profit	16,247	17,000	17,779	20,001	71,027	18,214
Expenses and other income:
Engineering and technology (1)	2,316	2,454	2,231	2,128	9,129	1,906
Sales and marketing (1)	6,948	5,137	6,639	6,654	25,378	6,482
General and administrative (1)	6,246	6,397	6,789	4,189	23,621	6,755
Depreciation	827	846	813	797	3,283	820
Loss (gain) on investments	5,351	(335)	—	(302)	4,714	—
Other loss (income), net	(607)	(466)	(472)	(1,137)	(2,682)	137

Total expenses and other income	21,081	14,033	16,000	12,329	63,443	16,100

Income (loss) before income taxes	(4,834)	2,967	1,779	7,672	7,584	2,114
Income tax benefit (expense)	(201)	(82)	32	70	(181)	(570)

Net income (loss)	$(5,035)	$2,885	$1,811	$7,742	$7,403	$1,544

(1) Stock-based compensation expense is allocated among the following captions above (in thousands):

	Three months ended				Year ended	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009	March 31, 2010
Cost of sales - services	$146	$60	$202	$127	$535	$108
Engineering and technology	332	23	620	448	1,423	211
Sales and marketing	368	86	920	664	2,038	479
General and administrative	1,205	1,220	2,192	1,955	6,572	1,482

Total stock-based compensation expense	$2,051	$1,389	$3,934	$3,194	$10,568	$2,280

InfoSpace, Inc.

Preliminary Segment Information

(Unaudited)

(Amounts in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009	March 31, 2010
Core:
Revenue	$39,070	$43,763	$54,356	$70,457	$207,646	$61,773
Cost of sales	20,377	24,310	34,019	47,825	126,531	41,123
Operating expenses	14,921	14,087	13,278	11,392	53,678	14,356

Core income	3,772	5,366	7,059	11,240	27,437	6,294
Corporate:
Stock-based compensation	2,051	1,389	3,934	3,194	10,568	2,280
Depreciation	1,811	1,795	1,771	1,765	7,142	1,715
Amortization of other intangible assets	—	16	47	48	111	48
Loss (gain) on investments, net	5,351	(335)	—	(302)	4,714	—
Other loss (income), net	(607)	(466)	(472)	(1,137)	(2,682)	137
Income tax expense (benefit)	201	82	(32)	(70)	181	570

Net income (loss)	$(5,035)	$2,885	$1,811	$7,742	$7,403	$1,544